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                                                                    EXHIBIT 99.2


                                SECOND AMENDMENT

            LEVI STRAUSS & CO. LONG-TERM INVESTMENT AND SAVINGS PLAN


     WHEREAS, Levi Strauss & Co. ("LS&CO.") maintains the Levi Strauss & Co. Long-Term Investment and Savings Plan (the "Plan") to provide retirement benefits for its eligible employees; and

     WHEREAS, pursuant to Section 15.1 of the Plan, the Board of Directors of the LS&CO. is authorized to amend the Plan at any time and for any reason; and

     WHEREAS, LS&CO. desires to exclude from the definition of "Eligible Employee" those workers designated as "Supplemental Workers" according to LS&CO.'s payroll records; and

     WHEREAS, LS&CO. also desires to amend the Plan to incorporate changes requested by the Internal Revenue Service; and

     WHEREAS, by resolutions duly adopted on June 22, 2000, the Board of Directors of LS&CO. authorized Philip A. Marineau, President and Chief Executive Officer, to take certain actions with respect to the Plan and to further delegate to certain officers of LS&CO. the authority to take certain actions with respect to the Plan; and

     WHEREAS, on June 22, 2000, Philip A. Marineau delegated to the Senior Vice President of Worldwide Human Resources, the authority to take certain actions with respect to the Plan and such delegation has not been amended, rescinded or superseded as of the date hereof; and

     WHEREAS, the amendment herein is within the delegated authority of Fred D. Paulenich; and

     NOW THEREFORE, effective as of the dates specified herein, the Plan is hereby amended as follows:

     1. Effective JUNE 1, 2003, the following is added after subsection (h) in
Section 2.17 of the Plan:

          "(i) Any Employee who is classified as a Supplemental Worker according to the Company's records."

     2. Effective November 25, 1996, the following is added as a new defined term under Article II of the Plan:

     "2.19A "EXCESS AGGREGATE CONTRIBUTIONS" means, with respect to each Plan Year, the excess of (1) the aggregate amount of Post-Tax Contributions actually taken into account in computing the actual contribution percentage of Highly Compensated Employees for such Plan Year, over (2) the maximum amount of such contributions permitted by the actual contribution percentage test (determined by hypothetically reducing the Post-Tax Contribution made on behalf of the Highly Compensated Employees in order of the actual contribution percentages with the highest of such percentages)."

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     3. Effective November 25, 1996, the following is added as a new defined term under Article II of the Plan:

     "2.19B "EXCESS CONTRIBUTIONS" means, with respect to each Plan Year, the excess of the (1) the aggregate amount of Pre-Tax Contributions actually taken into account in computing the actual deferral percentage of Highly Compensated Employees for such Plan Year, over (2) the maximum amount of such contributions permitted by the actual deferral percentage test (determined by hypothetically reducing the Pre-Tax Contribution made on behalf of the Highly Compensated Employees in order of the actual deferral percentages with the highest of such percentages)."

     4. Effective November 25, 1996, the following is added as a new defined term under Article II of the Plan:

     "2.19C "EXCESS DEFERRALS" means a Member's Pre-Tax contribution amount that when aggregated with the amounts deferred by the Member under other plans or arrangements described in Code Sections 401(k), 408(k), 408(p), 403(b), 457 or 501(c)(18), exceeds the Pre-Tax Contribution limit imposed by Code Section 402(g) (as adjusted as provided in Code Sections 415(d) and 402(g)(5))."

     5. Effective for Plan Years beginning on or after January 1, 1997, the following subparagraph replaces subparagraph (a)(ii) in Section 2.22:

          "(ii) For the preceding Plan Year, received "compensation" from the Company or an Affiliated Company in excess of eighty thousand dollars ($80,000.00), as adjusted from time to time under Code Section 414(q)(1)(B)."

     6. Effective for Plan Years beginning on or after January 1, 1997, the following replaces the first sentence of the last paragraph in Section 2.22:

     "The determination of who is a Highly Compensated Employee will be made in accordance with Section 414(q) of the Code."

     7. Effective November 25, 1996, the following replaces the first three sentences of subparagraph (a) in Section 4.7:

          "(a) Excess Contributions. If a Member who is a Highly Compensated Employee makes Pre-Tax Contributions which constitute Excess Contributions with respect to a Plan Year, such Excess Contributions (and the earnings on such contributions up to the date of distribution, determined in a manner consistent with 1.401(k)-1(f)(4)(ii) of the Code) will be distributed to the Member by the end of the next Plan Year. Pre-Tax Contributions and any earnings on such contributions directed by the Highly Compensated Employee having the highest rate of Pre-Tax Contributions (as a percentage of Compensation) will be refunded first under the provisions of the applicable Regulations. Notwithstanding, the foregoing sentence, for Plan Years beginning on or after January 1, 1997, Excess Contributions (and any earnings on such contributions) made on behalf of a Highly Compensated Employee shall be allocated to the Highly Compensated Employee with the largest amount of Pre-Tax Contributions taken into account in calculating the actual deferral percentage for the year in which the excess arose, beginning with the Highly Compensated Employee with the largest amount of Pre-Tax Contributions and continuing in descending order

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until all Excess Contributions have been allocated. For purposes of the preceding sentence, the "largest amount" is determined after distribution any excess Pre-Tax Contributions."

     8. Effective November 25, 1996, the following replaces the first sentence of subparagraph (b) in Section 4.7:

          "(b) Excess Deferrals. If a Member makes Pre-Tax Contributions which constitute Excess Deferrals to one or more plans with respect to a calendar year, the Member may allocate the Excess Deferrals among the plans to which such deferrals were made and notify the Administrative Committee in writing by March 1 of the next calendar year of the Excess Deferrals allocated to the Plan."

     9. Effective November 25, 1996, the following replaces the first three sentences of subparagraph (c) is Section 4.7:

          "(a) Excess Aggregate Contributions. If a Member who is a Highly Compensated Employee makes Post-Tax Contributions which constitute Excess Aggregate Contributions, with respect to a Plan Year, such Excess Aggregate Contributions (and the earnings on such contributions up to the date of distribution, determined in a manner consistent with 1.401(m)-1(e)(3)(ii) of the
Code) will be distributed to the Member by the end of the next Plan Year. Post-Tax Contributions and any earnings on such contributions directed by the Highly Compensated Employee having the highest rate of Post-Tax Contributions (as a percentage of Compensation) will be refunded first under the provisions of the applicable Regulations. Notwithstanding, the foregoing sentence, for Plan Years beginning on or after January 1, 1997, Excess Aggregate Contributions (and any earnings on such contributions) made on behalf of a Highly Compensated Employee shall be allocated to the Highly Compensated Employee with the largest amount of Post-Tax Contributions taken into account in calculating the actual deferral percentage for the year in which the excess arose, beginning with the Highly Compensated Employee with the largest amount of Post-Tax Contributions and continuing in descending order until all Excess Aggregate Contributions have been allocated. For purposes of the preceding sentence, the "largest amount" is determined after distribution any excess Post-Tax Contributions."

     10. Effective November 25, 1996, the following replaces the first sentence of Section 5.4:

     "If any Matching Contribution otherwise allocable to a Member who is a Highly Compensated Employee would constitute an Excess Aggregate Contribution with respect to the Plan Year, then:"

     11. Effective November 25, 1996, the following replaces the second to last sentence in the second paragraph of Section 5.4(b):

     "Notwithstanding the foregoing sentence, for Plan Years beginning on or after January 1, 1997 Excess Aggregate Contributions (and any earnings on such contributions) made on behalf of a Highly Compensated Employee shall be allocated to the Highly Compensated Employee with the largest amount of Matching Contributions taken into account in calculating the actual deferral percentage test for the year in which the excess arose, beginning with the Highly Compensated Employee with the largest amount of Matching Contributions and continuing in descending order

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until all Excess Aggregate Contributions have been allocated. For purposes of the preceding sentence, the "largest amount" is determined after distribution of any excess Matching Contributions."

     12. Effective January 1, 2000, the following should be added to the last full paragraph of 9.4(d):

     "Effective January 1, 2000, a Member may not directly transfer to another eligible retirement plan any portion of a hardship distribution described in Code Section 401(k)(2)(B)(i)(IV)."

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     IN WITNESS WHEREOF, the undersigned has caused this Amendment to be executed this ____ day of ________, 2003.


                     LEVI STRAUSS & CO.

                     By:      __________________________________________________
                              Fred D. Paulenich
                              Senior Vice President of Worldwide Human Resources


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